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                                                                    EXHIBIT 10.1

                             EAGLE GEOPHYSICAL, INC.
                            (a Delaware corporation)

                                  $100,000,000

                          10 3/4% Senior Notes due 2008



                               PURCHASE AGREEMENT


                                                                   July 15, 1998


PRUDENTIAL SECURITIES INCORPORATED
BANC ONE CAPITAL MARKETS, INC.
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Ladies and Gentlemen:

                  Eagle Geophysical, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions set forth herein, to issue and sell to Prudential Securities Incorporated and Banc One Capital Markets, Inc. (each an "Initial Purchaser" and together the "Initial Purchasers") $100,000,000 aggregate principal amount of its 10 3/4% Senior Notes due 2008 (the "Securities"). The Securities are to be issued pursuant to an indenture to be dated as of July 20, 1998 (the "Indenture") between the Company and Chase Bank of Texas, National Association, as trustee (the "Trustee"). The Securities and the Indenture are more fully described in the Offering Memorandum (as hereinafter defined). Capitalized terms used herein and not otherwise defined herein have the respective meanings specified in the Offering Memorandum.

                  The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from the registration requirements of the 1933 Act. The Company has prepared a preliminary offering memorandum, dated June 26, 1998 (such preliminary offering memorandum being hereinafter referred to as the "Preliminary Offering Memorandum"), and has prepared a final offering memorandum, dated July 15, 1998 (such final offering memorandum, in the form first furnished to the Initial Purchasers for use in connection with the offering of the Securities, being hereinafter referred to as the "Offering Memorandum"), each setting forth information regarding the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with the terms hereof.
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                  The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms set forth in the Offering Memorandum, as soon as they deem advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the 1933 Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A,
(ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under Regulation D ("Regulation D") of the 1933 Act ("Accredited Investors")) in private sales exempt from registration under the 1933 Act and (iii) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S ("Regulation S") under the 1933 Act.

                  The Initial Purchasers and other holders of Securities (including subsequent transferees) will be entitled to the benefits of a Registration Rights Agreement, which will be entered into as of the Closing Time (as hereinafter defined), in substantially the form attached hereto as Exhibit A with such changes as shall be agreed to by the parties hereto (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company will agree that it shall file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, either (i) a registration statement under the 1933 Act registering the Exchange Securities (as defined in the Registration Rights Agreement) to be offered in exchange for the Securities (the "Registration Statement) and to use its best efforts to cause such Registration Statement to be declared effective or (ii) under certain circumstances set forth therein, file with the Commission a shelf registration statement pursuant to Rule 415 under the 1933 Act relating to the resale of the Securities (the "Shelf Registration Statement"), and use its best efforts to cause such Shelf Registration Statement to be declared effective.

                  Section 1. Representations and Warranties of the Company. (a) The Company represents and warrants to, and agrees with, each of the Initial Purchasers that:

         (i) As of their respective dates and, except with respect to the Preliminary Offering Memorandum, as of the Closing Time, (x) none of the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (y) all reasonable inquiries have been made to ascertain such facts and to verify the accuracy of all such information and statements and
(z) any opinions and intentions expressed in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto with respect to the Company are honestly held and are based on reasonable assumptions; provided, however, that the Company makes no representation or warranty as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto.

         (ii) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Offering



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Memorandum; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the assets, earnings, results of operations, business affairs or business prospects of the Company and its Subsidiaries (as defined below) taken as a whole (a "Material Adverse Effect").

         (iii) The Company's only subsidiaries (either direct or indirect) as of the date hereof are those entities listed as such on Schedule I hereto (the "Subsidiaries"). Each of the Subsidiaries is duly incorporated and validly existing in the manner and jurisdiction set forth on Schedule I, in each case, with all requisite corporate or other power and authority under such laws, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own, lease and operate their respective properties and to conduct their respective businesses as now conducted and as described in the Offering Memorandum; and are, to the extent applicable, duly qualified to do business as foreign corporations in good standing in all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

         (iv) The Company had, at the date indicated in the Offering Memorandum, a duly authorized, issued and outstanding capitalization as set forth in the Offering Memorandum under "As of March 31, 1998" under the caption "Capitalization." All of the outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided contractually or pursuant to its charter, by-laws or other organizational documents). All of the outstanding capital stock or other equity interest of each of the Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided contractually or pursuant to any of their respective charters, by-laws or other organizational documents) and the outstanding shares of the capital stock or other equity interests of the Subsidiaries owned by the Company are owned beneficially and of record by the Company in the percentages of each such Subsidiary's total capital stock or other equity interests set forth on Schedule I and, in each case, are free and clear of all liens, encumbrances, equities and claims or restrictions on transferability or voting of, or the payment to the Company of dividends or distributions on, such capital stock, except as set forth in the Offering Memorandum.

         (v) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         (vi) The execution and delivery of the Registration Rights Agreement have been duly authorized by the Company and the Subsidiary Guarantors thereto and, on and as of the Closing Time, the Registration Rights Agreement will have been duly executed and delivered by





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the Company and the Subsidiary Guarantors thereto and when duly executed and delivered by the Company, the Subsidiary Guarantors thereto and the Initial Purchasers, will constitute a valid and binding obligation of each of the Company and the Subsidiary Guarantors thereto, enforceable against the Company and the Subsidiary Guarantors thereto in accordance with its terms.

         (vii) The execution and delivery of the Indenture have been duly authorized by the Company and the Subsidiary Guarantors thereto and, on and as of the Closing Time, the Indenture will have been duly executed and delivered by the Company and the Subsidiary Guarantors thereto and when duly executed and delivered by the Company, the Subsidiary Guarantors thereto and the Trustee, will constitute a valid and binding obligation of each of the Company and the Subsidiary Guarantors thereto, enforceable against the Company and the Subsidiary Guarantors thereto in accordance with its terms.

         (viii) The issuance, execution and delivery of the Securities and the Exchange Securities have been duly authorized by the Company. When executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms. The Exchange Securities, when executed, authenticated, issued and delivered in exchange for the Securities, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with the terms thereof. The Securities conform to the description thereof in the Offering Memorandum.

         (ix) The financial statements included in the Offering Memorandum, together with the related schedules and notes, present fairly (1) the financial position of the Company and its Subsidiaries on a consolidated basis as of the dates indicated and (2) the results of operations and cash flows of the Company and its Subsidiaries on a consolidated basis for the periods specified, subject, in the case of unaudited financial statements of the Company, to normal year-end adjustments which shall not be materially adverse to the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Offering Memorandum present fairly the information required to be stated therein. The selected financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Offering Memorandum.

         (x) Arthur Andersen LLP, which is reporting upon the audited financial statements and related schedules and notes included in the Offering Memorandum, is an independent public accountant with respect to the Company and its Subsidiaries within the meaning of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

         (xi) The documents incorporated by reference in the Offering Memorandum, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the Exchange Act, as applicable, and the




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rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Offering Memorandum, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (xii) Except as disclosed in the Offering Memorandum, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective officers or directors, in their capacity as such, that could reasonably be expected to result in a Material Adverse Effect, or that could adversely affect the consummation of the transactions contemplated in this Agreement or the Offering Memorandum; the aggregate of all pending legal or governmental proceedings that are not described in the Offering Memorandum to which the Company, any Subsidiary or any of their respective officers or directors, in their capacity as such, are a party or which affect any of the Company's or its Subsidiaries' respective properties, including ordinary routine litigation incidental to the business of the Company or any Subsidiary, are reasonably expected not to have a Material Adverse Effect.

         (xiii) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act and the rules and regulations thereunder with respect to the Registration Rights Agreement and the transactions contemplated thereunder and the securities or "blue sky" laws of the various states) is required for the valid authorization, issuance, sale and delivery of the Securities, for the execution, delivery or performance by the Company of this Agreement, the Registration Rights Agreement or the Indenture or for the consummation by the Company of the transactions contemplated in this Agreement and the Offering Memorandum, except such of the foregoing as will be obtained prior to the Closing Time.

         (xiv) Neither the Company nor any Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults as have been waived in writing by the other party thereto or that would not have a Material Adverse Effect. The execution and delivery by the Company of this Agreement, the Registration Rights Agreement and the Indenture, the issuance, sale and delivery of the Securities by the Company, the consummation by the Company of the transactions contemplated in this Agreement and the Offering Memorandum and the compliance by the Company with the terms of this Agreement, the Registration Rights Agreement and the Indenture have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any Subsidiary, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon




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any property or assets of the Company or any Subsidiary under, (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which they may be bound or to which any of their respective properties may be subject or
(B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties.

         (xv) The Company and each of its Subsidiaries owns, possesses or has obtained all material governmental licenses, permits, certificates, franchises, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Company nor any Subsidiary has any reason to believe that any governmental agency or body is considering limiting, suspending or revoking any such license, permit, certificate, franchise, consent, order, approval or authorization.

         (xvi) The Company and each of its Subsidiaries has good and marketable title to all properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Offering Memorandum or (B) are neither material in amount nor materially significant in relation to the business of the Company and its Subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any Subsidiary holds properties or assets described in the Offering Memorandum, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or its Subsidiaries (as the case may be) to the continued possession of the leased or subleased premises or assets under any such lease or sublease.

         (xvii) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of their respective businesses and the value of their respective properties or assets and is customary for companies engaged in similar businesses in similar industries.

         (xviii) The Company and each of its Subsidiaries owns or possesses adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on their respective businesses as presently conducted, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

         (xix) No material event of default exists under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary is a party or to which the Company or any Subsidiary is subject except as may have been waived in writing by the other party thereto.




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         (xx) There are no contracts or documents of a character that would be required to be described in the Offering Memorandum, if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that are not described as would be so required. All such contracts to which the Company or any Subsidiary is party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

         (xxi) To the best knowledge of the Company, no labor problem exists with its employees or with the employees of any Subsidiary or is imminent that could adversely affect the Company and its Subsidiaries, considered as one enterprise, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, contractors or customers that could be expected to have a Material Adverse Effect.

         (xxii) All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed and all United States federal income taxes which are due and payable have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its Subsidiaries each has filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not have a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or its Subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not have a Material Adverse Effect.

         (xxiii) The Company and its Subsidiaries each maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (xxiv) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the



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"Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (xxv) When the Securities are issued and delivered pursuant to this Agreement, such securities will not be of the same class (within the meaning of Rule 144A) as securities of the Company which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on a U.S. automated interdealer quotation system.

         (xxvi) The Company has been advised that the Securities have been designated PORTAL securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

         (xxvii) None of the Company or any affiliate (as defined in Rule 501(b) under the 1933 Act) of the Company has directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the 1933 Act) by or for the Company that are of the same or similar class as the Securities (other than with respect to the Exchange Securities) in a manner that would require the registration of the Securities under the 1933 Act.

         (xxviii) None of the Company or any affiliate of the Company or any person acting on their behalf has (A) engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D) or (B) solicited offers for, or offered or sold, such Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

         (xxix) With respect to those Securities sold in reliance on Regulation S, (A) none of the Company, its affiliates (as defined in rule 501(b) under the 1933 Act) or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and
(B) each of the Company and its affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

         (xxx) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sold (except pursuant to this Agreement), bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (xxxi) Assuming (A) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 hereof and (B) the due performance by the Initial Purchasers of the



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covenants and agreements set forth in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under, or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with, this Agreement to register the Securities under the 1933 Act or to qualify the Indenture in respect of the Securities under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

         (xxxii) No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, securityholders, customers or suppliers of the Company or any Subsidiary, on the other hand, that is of a character that would be required to be described in the Offering Memorandum if it were a prospectus filed as part of a registration statement on Form S-1 under the 1933 Act, that is not described as would be so required.

         (xxxiii) The Company is not an "investment company" or a company controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         (xxxiv) Neither the Company nor any of its Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (xxxv) All offers and sales by the Company of the Company's securities that have taken place within the past three years were at all relevant times exempt from the registration requirements of the 1933 Act or duly registered under the 1933 Act, and were duly registered or the subject of an available exemption from the requirements of applicable state securities laws.

         (xxxvi) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any Subsidiary, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

         (xxxvii) Except as disclosed in the Offering Memorandum and except as would not individually or in the aggregate have a Material Adverse Effect, (A) the Company and its Subsidiaries are each in compliance with all applicable Environmental Laws, (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims against the Company or any of its Subsidiaries, and (D) there are no circumstances with respect to any



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property or operations of the Company or any Subsidiary that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or any Subsidiary.

         For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local, maritime or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, water, land, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory, maritime or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

                  (b) Any certificate signed by any officer of the Company or any Subsidiary and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                  Section 2. Purchase, Sale and Resale of the Securities; Closing; Representations, Warranties and Agreements of the Initial Purchasers.
(a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company, at a purchase price of 97% of the principal amount thereof, the principal amount of the Securities set forth opposite its name on Schedule II hereto.

                  (b) Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Gardere Wynne Sewell & Riggs, L.L.P., 333 Clay Avenue, Suite 800, Houston, Texas 77002 or at such other place as shall be agreed upon by the Company and the Initial Purchasers, at 10:00 A.M., local time, on July 20, 1998, or at such other time not more than two business days thereafter as the Initial Purchasers and the Company shall agree (such date and time of payment and delivery being herein called the "Closing Time"). It is contemplated that the Securities will be issued to Cede & Co., as nominee of the Depository Trust Company ("DTC"). The Securities shall be in such denominations and registered in such names as you may request in writing at least two business days before the Closing Time. The Securities, which may be in temporary form, will be made available in New York City for examination and packaging not later than 10:00 A.M., local time, on the last business day prior to the Closing Time.

                  (c) At the Closing Time, payment shall be made to the Company in the aggregate amount of $97,000,000 in immediately available funds payable to the order of the Company against delivery of the Securities to you and the Company shall promptly reimburse you for your costs in obtaining immediately available funds.

                  (d) The Initial Purchasers have advised the Company that they propose to offer the Securities for sale, upon the terms and conditions set forth in this Agreement and in the

Offering Memorandum. Each Initial Purchaser hereby represents and warrants to the Company that it is a Qualified Institutional Buyer as defined in Rule 144A and an "Accredited Investor" as defined in Rule 501 of Regulation D. Each Initial Purchaser agrees with the Company that it (i) will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act, (ii) will solicit offers for the Securities only from, and will offer, sell or deliver the Securities, as part of its initial offering, only to (A) persons whom it reasonably believes to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to it that each such account is a Qualified Institutional Buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in a transaction under Rule 144A, (B) other institutional investors that it reasonably believes to be Accredited Investors or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the relevant Initial Purchaser that each such account is an Accredited Investor; provided that, with respect to clause (B), each such transfer of Securities is effected by the delivery to such purchaser of Securities in definitive form and registered in its name (or its nominee's name) on the books maintained by the Trustee or (C) non-U.S. persons outside the United States, as defined in Regulation S under the 1933 Act, to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the 1933 Act and (iii) if offers and sales of Securities will be made by the Initial Purchasers to non-U.S. persons outside the United States, as defined in Regulation S, such offers and sales will be made in compliance with Regulation S.

                  Section 3. Certain Covenants of the Company. The Company covenants and agrees with each of the Initial Purchasers as follows:

                  (a) The Company will not at any time make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel shall reasonably object.

                  (b) The Company will promptly deliver to the Initial Purchasers, without charge, during the period from the date hereof to the date of the completion of the distribution of the Securities by the Initial Purchasers, such number of copies of the Offering Memorandum, as it may then be amended or supplemented, or the Preliminary Offering Memorandum, as it may then be amended or supplemented, as the Initial Purchasers and their counsel may reasonably request.

                  (c) If, at any time prior to completion of the distribution of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of their counsel or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or if, in the opinion of counsel to the Initial Purchasers or counsel for the Company, it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, the

Company, at its own expense, will promptly prepare such amendment or supplement as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing at the time it is delivered to a purchaser, be misleading or so that such Offering Memorandum as so amended or supplemented will comply with applicable law, as the case may be, and furnish the Initial Purchasers such number of copies as they may reasonably request.

                  (d) The Company will endeavor, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Initial Purchasers may designate and to maintain such qualifications in effect for a period of not less than a year from the date of the Offering Memorandum; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Company will also supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Initial Purchasers may request.

                  (e) Except following the effectiveness of the Registration Statement or the Shelf Registration Statement, neither the Company nor any of its affiliates (as such term is defined in Rule 501(b) of Regulation D) will solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (within the meaning of Rule 502(C) of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                  (f) Neither the Company nor any of its affiliates (as such term is defined in Rule 501(b) of the 1933 Act) will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) the offering of which security could be integrated with the sale of the Securities in a manner that would require the registration of any of the Securities under the 1933 Act

                  (g) The Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the 1940 Act, and will not be or become a closed-end investment company required to be registered thereunder.

                  (h) During the period from the Closing Time to the earlier of
(i) two years after the Closing Time or (ii) the date of effectiveness of the Registration Statement or the Shelf Registration Statement, the Company will not, and will not permit any of its affiliates (as such term is defined in Rule 144 under the 1933 Act) to, resell any of the Securities that have been reacquired thereby, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the 1933 Act.

                  (i) The Company will, so long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, either (i) file reports and other information with the Commission under Section 13 or Section 15(d) of the Exchange Act, or (ii) in the event the Company is not subject to
Section 13 or Section 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the 1933 Act to permit compliance with Rule 144A in connection with resale of the Securities. For a period of five years after the Closing Time, the Company will make available to the Initial Purchasers upon request copies of all such reports and information, together with such other documents, reports and information as shall be furnished by the Company to the holders of the Securities issued by it.

                  (j) If requested by the Initial Purchasers, the Company will use its best efforts in cooperation with the Initial Purchasers to permit the Securities sold in transactions described in Section 2(d)(ii)(A) hereof to be eligible for clearance and settlement through The Depository Trust Company.

                  (k) Each Security will bear the following legend until such legend shall no longer be necessary or advisable because such Security is no longer subject to the restrictions on transfer described therein:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933,AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE DATE OF ORIGINAL ISSUE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY,
                  (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED, INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH
                  (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, FOR INVESTMENT PURPOSES AND NOT WITH A

                  VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; PROVIDED THAT THE COMPANY SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE, PLEDGE OR TRANSFER
                  (i) PURSUANT TO CLAUSE (E) OR (F) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION (IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, AND CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND (ii) IN THE CASE OF CLAUSE (D) ABOVE, THE TRANSFEROR SHALL DELIVER A LETTER FROM THE TRANSFEREE, SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM TO THE COMPANY AND THE TRUSTEE, WHICH SHALL PROVIDE, AMONG OTHER THINGS, THAT SUCH TRANSFEREE IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AND THAT IT IS ACQUIRING SUCH SECURITIES FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION UNDER THE SECURITIES ACT AND IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY.

                  (l) The Company will apply the net proceeds from the sale of the Securities as set forth in the Offering Memorandum under the heading "Use of Proceeds".

                  (m) After the date hereof and prior to the Closing Time, the Company will not issue any press release or other communications directly or indirectly or hold any press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, without the prior written consent of Prudential Securities Incorporated, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers, such press release or communication is required by law.

                  (n) For a period of 180 days from the date of the Offering Memorandum, the Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, directly or indirectly, offer, guarantee, sell, grant any option to purchase or otherwise dispose of any debt securities of the Company, other than the Securities, the Exchange Securities referred to in the Registration Rights Agreement, bank indebtedness and debt securities convertible into equity securities.

                  (o) The Company will take all reasonable action necessary to enable Standard & Poor's, a division of The McGraw Hill Companies, Inc., and Moody's Investors Service, Inc., or such other rating agencies approved by Prudential Securities Incorporated, to provide their respective credit ratings of the Securities.

                  (p) The Company will comply with all of the terms and conditions of the Registration Rights Agreement.

                  (q) The Company will, prior to any registration of the Securities or the Exchange Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, qualify the Indenture under the Trust Indenture Act and enter into any necessary supplemental indentures in connection therewith.

                  (r) The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

                  Section 4. Payment of Expenses. (a) The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 9 hereof, including, but not limited to, all costs and expenses incident to (a) the preparation and printing or other production of documents with respect to the transactions, including any costs of printing the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto, the Indenture, this Agreement, the Registration Rights Agreement and any blue sky memoranda, (b) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (d) preparation, issuance and delivery to the Initial Purchasers of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (e) the qualification of the Securities under state securities and blue sky laws in accordance with Section 3(d), and any filing for review of the offering or the Exchange Offer with NASD, in each case including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto and in connection with the preparation of any "blue sky" or legal investment memoranda,
(f) the fees and disbursements of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities, (g) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Initial Purchasers to be paid for by the Initial Purchasers), (h) any fees charged by investment rating agencies for the rating of Securities and (i) the fees associated with any listing of the Securities on any securities exchange, including the cost of obtaining approval for the trading of the Securities through PORTAL.

                  (b) In addition to its obligations under Section 6(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in Section 6(a) hereof, it will reimburse the Initial Purchasers, and each of them, on a monthly basis against submission of invoices and such additional information as the Company reasonably may request for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations of the Company to reimburse the Initial Purchasers for such expenses and the possibility that such payments might later be held to have been improper by a court of jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments are so held to have been improper, the Initial Purchasers receiving the same shall promptly return such amounts to the party or parties who have paid such amounts together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Citibank, N.A. (the "Prime Rate"). Any such interim reimbursement payments that are not made to the Initial Purchasers within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request until the date paid.

                  (c) In addition to their obligations under Section 6(b) hereof, the Initial Purchasers agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any loss, claim, damage or liability described in
Section 6(b)(i) or 6(b)(ii) hereof, (in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers specifically for use therein), they will reimburse the Company on a monthly basis, against submission of invoices and such additional information as the Initial Purchasers reasonably may request, for all reasonable legal or other expenses incurred by the Company in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Initial Purchasers' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any portion, or all, of any such interim reimbursement payments are so held to have been improper, the Company shall promptly return such amounts to the Initial Purchasers together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments that are not made to the Company within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request until the date paid.

                  (d) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 4 (b) and 4 (c) above, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. If the party demanding arbitration does not make designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the interpretation of obligations of the parties under the interim reimbursement provisions contained in Sections 4(b) and 4(c) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Section 6 hereof.

                  Section 5. Conditions of Initial Purchasers' Obligations. The obligation of each Initial Purchaser to purchase and pay for the Securities that it has severally agreed to purchase hereunder is subject to the accuracy of the representations and warranties of the Company contained herein and in certificates of any officer of the Company and any Subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                  (a) At the Closing Time, each of the Initial Purchasers shall have received a signed opinion of Gardere Wynne Sewell & Riggs, L.L.P., counsel for the Company, dated as of the Closing Time, in substantially the form attached hereto as Exhibit B-1.

                  (b) At the Closing Time, each of the Initial Purchasers shall have received the signed opinion of Brown & Wood LLP, counsel for the Initial Purchasers, dated as of the Closing Time, to the effect that the opinion delivered pursuant to Section 5(a) appears on its face to be appropriately responsive to the requirements of this Agreement and with respect to the incorporation and legal existence of the Company, the Securities, this Agreement, the Indenture, the Registration Rights Agreement, the Offering Memorandum and such other related matters as the Initial Purchasers may require. The Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (c) At the time that this Agreement is executed by the Company and at the Closing Time, each of the Initial Purchasers shall have received from Arthur Andersen LLP, independent auditors for the Company, a letter, dated respectively as of the date of this Agreement and as of the Closing Time, in form and substance satisfactory to the Initial Purchasers, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published rules and regulations thereunder, and setting forth certain matters customarily included in accountants "comfort letters," in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

                  (d) At the time that this Agreement is executed by the Company and at the Closing Time, each of the Initial Purchasers shall have received from KPMG Peat Marwick LLP, independent auditors for Energy Resources International, a letter, dated respectively as of the date of this Agreement and as of the Closing Time, in form and substance satisfactory to the Initial Purchasers, confirming that they were independent public accountants with respect to Energy Resources International within the meaning of the 1933 Act and the applicable published rules and regulations thereunder, and setting forth certain matters customarily included in accountants "comfort letters," in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

                  (e) The Company shall have furnished to the Initial Purchasers a certificate, signed by the Chief Executive Officer and the principal financial or accounting officer of the Company, dated as of the Closing Time, to the effect that the signers of such certificate have examined the Offering Memorandum, any amendment or supplement to the Offering Memorandum, and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Time with the same effect as if made at the Closing Time; and the Offering

                  Memorandum, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company has complied with all the agreements and satisfied all the conditions under this Agreement on its part to be performed or satisfied at or prior to the Closing Time; and

                           (ii) since the respective dates as of which
                  information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), neither the Company nor any of its Subsidiaries have sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its Subsidiaries, except in each case as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto).

                  (f) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time, there shall not have been any downgrading, nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities, including the Securities, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the 1933 Act.

                  (g) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company the effect of which is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to proceed with the purchase and the delivery of the Securities as contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto).

                  (h) Prior to or concurrent with the Closing Time, counsel for the Initial Purchasers shall have been furnished with all such documents, certificates and opinions as they may have reasonably requested from the Company.

                  (i) At the Closing Time, the Indenture shall have been fully executed and delivered by the parties thereto and be in full force and effect.

                  (j) At the Closing Time, the Registration Rights Agreement shall have been fully executed and delivered by the parties thereto and be in full force and effect.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Initial Purchasers on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 4, 6, 7 and 14 shall remain in effect.

                  Section 6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser or such controlling person may become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                           (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement,

                           (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                           (iii) the omission or alleged omission to state in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                           (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used by the Company in connection with the marketing of the Securities, including without limitation, slides, videos, films and tape recordings, and will reimburse, as incurred and pursuant to Section 4(b) hereof, each Initial Purchaser and each such controlling person for any legal or other expenses reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Initial Purchaser or Initial Purchasers purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Initial Purchaser or any person who controls any such Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Initial Purchasers and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Initial Purchaser, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its executive officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director, officer or controlling person may become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto or any Application or (ii) the omission or alleged omission to state therein a material fact required to be stated in the Preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred and pursuant to Section 4(c) hereof, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Initial Purchaser may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this
Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 6 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Initial Purchasers shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters, as applicable. For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                  (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of Sections 4(b), 4(c) and 4(d) hereof and this
Section 6, and are fully informed regarding said provisions. They further acknowledge that the provisions of Sections 4(b), 4(c) and 4(d) hereof and this
Section 6 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Offering Memorandum as required by the 1933 Act. The parties are advised that federal or state policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain provisions of Sections 4(b), 4(c) and 4(d) hereof and this Section 6, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under Sections 4(b), 4(c) and 4(d) hereof or this
Section 6 and further agree not to attempt to assert any such defense.

                  Section 7. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, and the several Initial Purchasers set forth in or made pursuant to this Agreement, respectively, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Initial Purchaser or any person who controls the Company or the Initial Purchasers within the meaning of Section 15 of the 1933 Act or Section 20(a) of the Exchange Act and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 3, 4, 6, 7 and 14 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  Section 8. Default of Initial Purchasers. If one of the Initial Purchasers defaults in its obligations to purchase Securities hereunder and the aggregate principal amount of such Securities that such defaulting Initial Purchaser agreed but failed to purchase is ten percent or less of the aggregate principal amount of Securities to be purchased by all of the Initial Purchasers at such time hereunder, the other Initial Purchaser may make arrangements satisfactory to the Initial Purchaser for the purchase of such Securities by other persons, but if no such arrangements are made by the Closing Time, the other Initial Purchaser shall be obligated to purchase the Securities that such defaulting Initial Purchaser agreed but failed to purchase. If one of the Initial Purchasers so defaults with respect to an aggregate principal amount of Securities that is more than ten percent of the aggregate principal amount of Securities to be purchased by all of the Initial Purchasers at such time hereunder, and if arrangements satisfactory to the Initial Purchaser are not made within 36 hours after such default for the purchase by other persons, of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company other than as provided in Section 4 hereof. In the event of any default by one of the Initial Purchasers as described in this Section 8, the Initial Purchasers shall have the right to postpone the Closing Time established as provided in Section 2 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Securities. As used in this Agreement, the term "Initial Purchaser" includes any person substituted for a Initial Purchaser under this Section 8. Nothing herein shall relieve any defaulting Initial Purchaser from liability for its default.

                  Section 9. Termination of Agreement. (a) This agreement may be terminated with respect to the Securities in the sole discretion of the Initial Purchasers by notice to the Company given prior to the Closing Time in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Time,

                           (i) the Company or any of its Subsidiaries shall have, in the sole judgment of the Initial Purchasers, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except in each case as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto);

                           (ii) trading in the Company's Common Stock shall have been suspended by the Commission or The Nasdaq Stock Market, Inc. or trading in securities generally on the New York Stock Exchange, Inc. or The Nasdaq Stock Market, Inc. shall have been suspended or minimum or maximum prices shall have been established on either such exchange or market system;

                           (iii) a banking moratorium shall have been declared by New York or United States authorities; or

                           (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the financial markets or the market for the Securities that, in the sole judgment of the Initial Purchasers, makes it impractical or inadvisable to proceed with the offer, sale or the delivery of the Securities as contemplated by the Offering Memorandum.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

                  Section 10. Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the cover page, the fourth full paragraph on page (ii), the statements regarding market making under the heading "Risk Factors - Absence of Market for the Notes; Restrictions on Resales", the amounts of Securities purchased by the Initial Purchasers in the first paragraph, the fourth paragraph, the first sentence of the sixth paragraph and the eighth paragraph under the heading "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 1(a)(i) and 6 hereof. The Initial Purchasers confirm that such statements (to such extent) are correct.

                  Section 11. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication to the applicable party at the addresses indicated below:

                           If to the Initial Purchasers:

                           c/o Prudential Securities Incorporated
                           One New York Plaza-18th Floor
                           New York, NY  10292-2018,
                           Attention:  Steven C. Benfield
                           Telecopy:  (212) 778-5718

                           with copies to:

                           Brown & Wood LLP
                           One World Trade Center
                           New York, New York 10048
                           Attention:  Joseph W. Armbrust

                           If to the Company:

                           50 Briar Hollow Lane,
                           7th Floor West
                           Houston,  TX  77027
                           Attention:  Jay Silverman, President
                           with copies to:

                           Gardere Wynne Sewell & Riggs, L.L.P.
                           333 Clay Avenue, Suite 800
                           Houston, Texas  77002-4086
                           Attention:  N.L. Stevens, III

                  Section 12. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waive any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

                  To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

                  Section 13. Parties. This Agreement is made solely for the benefit of the Initial Purchasers, the Company and, to the extent expressed, any person who controls the Company or any Initial Purchaser within the meaning of
Section 15 of the 1933 Act or Section 20 of the Exchange Act, and the directors of the Company, its officers and their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as a purchaser, from the Initial Purchasers of the Securities. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

                  Section 14. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York, without regard to conflict of laws provisions.

                  Section 15. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                            -------------------------

                  If the foregoing correctly sets forth our understanding, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the Initial Purchasers in accordance with its terms.

                                           Very truly yours,


                                           EAGLE GEOPHYSICAL, INC.


                                           By:  /s/ Jay N. Silverman
                                              --------------------------------
                                                Name:  Jay N. Silverman
                                                Title: Chief Executive Officer
                                                       and President

Confirmed and accepted as of
the date first above written:


PRUDENTIAL SECURITIES INCORPORATED


By:  /s/ Steven C. Benfield
     -------------------------------
      Name:     Steven C. Benfield
      Title:    Managing Director


BANC ONE CAPITAL MARKETS, INC.


By:  /s/ Suzanne B. Kriscunas
     -------------------------------
      Name:     Suzanne B. Kriscunas
      Title:    Managing Director

SCHEDULE I

                           Subsidiaries of the Company

Subsidiary:                                                                                    Formed In:
-----------                                                                                    ----------
Eagle Geophysical Onshore, Inc.                 (100% owned by the Company)                    Delaware

Eagle Geophysical Offshore, Inc.                (100% owned by the Company)                    Delaware

Eagle Geophysical Leasing, Inc.                 (100% owned by the Company)                    Delaware

Eagle Geophysical de Mexico, Inc.               (100% owned by the Company)                    Delaware

Eagle Front End Services, Inc.                  (100% owned by the Company)                    Delaware

Austral Horizon, Inc.                           (100% owned by the Company)                    Delaware

Atlantic Horizon, Inc.                          (100% owned by the Company)                    Delaware

Eagle Geophysical de Colombia, Inc.             (100% owned by the Company)                    Delaware

Eagle Geophysical Management, Inc.              (100% owned by the Company)                    Delaware

Eagle Front End Services, Ltd.                  (Eagle Geophysical Management, Inc. - 1% GP,   Texas
                                                Eagle Front End Services, Inc. - 99% LP)

Eagle Geophysical GOM, Inc. (f/k/a              (100% owned by Exploration Holdings Ltd.)      Texas
Eagle Geophysical Offshore, Inc.)

Energy Research International                   (100% owned by the Company)                    Cayman Islands

Exploration Holdings Limited                    (100% owned by Energy Research International)  England

Horizon Exploration Limited                     (100% owned by Exploration Holdings Ltd.)      England


                                     Sch-1

SCHEDULE II


                                                             Principal Amount
                                                               Of Securities
                   Initial Purchasers                         to be Purchased
                   ------------------                        ----------------
Prudential Securities Incorporated......................       $ 90,000,000

Banc One Capital Markets, Inc...........................       $ 10,000,000
        Total...........................................       ------------
                                                               $100,000,000


                                     Sch-2

EXHIBIT A

                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 20, 1998, among Eagle Geophysical, Inc., a Delaware corporation (the "Company"), and the subsidiaries of the Company (the "Subsidiaries") set forth in Schedule I hereto on the one hand, and Prudential Securities Incorporated and Banc One Capital Markets, Inc. (collectively, the "Initial Purchasers"), on the other hand.

                  This Agreement is made pursuant to the Purchase Agreement dated July 15, 1998 among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $100,000,000 aggregate principal amount of the Company's 10 3/4% Senior Notes due 2008 (the "Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees and assigns the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

                  In consideration of the foregoing, the parties hereto agree as follows:

                  1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "1933 Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

         "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

         "Closing Time" shall mean the Closing Time as defined in the Purchase Agreement.

         "Company" shall have the meaning set forth in the preamble of this Agreement and also includes the Company's successors.

         "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that any such depositary must have an address in the Borough of Manhattan, in the City of New York.

         "Exchange Notes" shall mean 10 3/4% Series B Senior Notes due 2008 issued by the Company under the Indenture containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from July 20, 1998, (ii) the transfer restrictions thereon shall be eliminated and (iii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

         "Exchange Offer" shall mean the exchange offer by the Company of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

         "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

         "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Holders" shall mean the Initial Purchasers, for so long as they own any Registrable Notes, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture.

         "Indenture" shall mean the Indenture relating to the Notes dated as of July 20, 1998 among the Company, the subsidiaries of the Company signatory thereto and Chase Bank of Texas, National Association, a national banking association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "Initial Purchasers" shall have the meaning set forth in the preamble of this Agreement.

         "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Notes; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Initial Purchasers or subsequent holders of Registrable Notes if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Notes) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage or amount.

         "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble of this Agreement.

         "Registrable Notes" shall mean the Notes; provided, however, that the Notes shall cease to be Registrable Notes when (i) a Registration Statement with respect to such Notes shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement, (ii) such Notes shall have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Notes shall have ceased to be outstanding or (iv) such Notes have been exchanged for Exchange Notes upon consummation of the Exchange Offer.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with state or other securities or blue sky qualification of any of the Exchange Notes or Registrable Notes), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, certificates representing the Exchange Notes and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Notes on any securities exchange or exchanges, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the reasonable fees and disbursements of counsel for the Company and the reasonable fees and disbursements (including the expenses of preparing and distributing any underwriting or securities sales agreement) of one counsel (in addition to appropriate local counsel) for the Holders (which counsel shall be selected in writing by the Majority Holders), (viii) the fees and expenses of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (ix) the fees and expenses of a "qualified independent underwriter" as defined by Conduct Rule 2720 of the NASD (if required by the NASD rules) in connection with the offering of the Registrable Securities, (x) the fees and expenses of the trustee, including its counsel, and any escrow agent or custodian, and (xi) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

         "Registration Statement" shall mean any registration statement of the Company which covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "SEC" shall mean the Securities and Exchange Commission.

         "Shelf Registration" shall mean a registration effected pursuant to
         Section 2(b) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the then Registrable Notes on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Trustee" shall mean the trustee with respect to the Notes and the Exchange Notes under the Indenture.

                  2. Registration Under the 1933 Act. (a) Exchange Offer Registration. To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company shall (A) file on or prior to the 60th calendar day following the Closing Time an Exchange Offer Registration Statement covering the offer by the Company to the Holders of Exchange Notes in exchange for all of the Registrable Notes, (B) use its best efforts to cause such Exchange Offer Registration Statement to be declared effective by the SEC on or prior to the 180th calendar day following the Closing Time, (C) use its best efforts to cause such Exchange Offer Registration Statement to remain effective until the closing of the Exchange Offer and (D) use its best efforts to consummate the Exchange Offer on or prior to the 210th calendar day following the Closing Date. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder (other than Participating Broker-Dealers (as defined in Section 3(f)) eligible and electing to exchange Registrable Notes for Exchange Notes (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the 1933 Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States. The Exchange Notes will be issued under the Indenture.

                  In connection with the Exchange Offer, the Company shall:

                  (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

                  (iii) use the services of the Depositary for the Exchange Offer with respect to Notes evidenced by global certificates;

                  (iv) permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York City time, on the last business day on which the Exchange Offer shall remain open, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange, and a statement that such Holder is withdrawing his election to have such Notes exchanged; and

                  (v) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                  As soon as practicable after the close of the Exchange Offer, the Company shall:

                  (i) accept for exchange Registrable Notes duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto;

                  (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes so accepted for exchange by the Company; and

                  (iii) cause the Trustee promptly to authenticate and deliver Exchange Notes to each Holder of Registrable Notes equal in amount to the Registrable Notes of such Holder so accepted for exchange.

                  Interest on each Exchange Note will accrue from the last date on which interest was paid on the Registrable Notes surrendered in exchange therefor or, if no interest has been paid on the Registrable Notes, from July 20, 1998. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the Staff of the SEC. Each Holder of Registrable Notes (other than Participating Broker-Dealers) who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer shall have represented that (i) any Exchange Notes to be received by it were acquired in the ordinary course of business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Notes, (iii) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of the Company, or if it is an affiliate it will comply with the registration and prospectus delivery requirements of the 1933 Act to the extent applicable and (iv) it is not acting on behalf of any person who could not make the representations in clauses (i) through (iii). The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

                  (b) Shelf Registration. (i) If, because of any change in law or applicable interpretations thereof by the Staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, or (ii) if for any other reason the Exchange Offer cannot be consummated within 210 calendar days following the Closing Time, or (iii) if any Holder (other than an Initial Purchaser) is not eligible to participate in the Exchange Offer or (iv) upon the request of any Initial Purchaser (with respect to any Registrable Notes which it acquired directly from the Company) following the consummation of the Exchange Offer if any such Initial Purchaser shall hold Registrable Notes which it acquired directly from the Company and if such Initial Purchaser is not permitted, in the opinion of counsel to such Initial Purchaser, pursuant to applicable law or applicable interpretation of the Staff of the SEC to participate in the Exchange Offer, the Company shall, at its cost:

                  (A) as promptly as practicable, and in any event within 60 days after the date on which such filing obligation arises, file with the SEC a Shelf Registration Statement relating to the offer and sale of the then outstanding Registrable Notes by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Notes and set forth in such Shelf Registration Statement, and use its best efforts to cause such Shelf Registration Statement to be declared effective by the SEC on or prior to 45 days after the date on which such filing occurs.

                  (B) use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years after the Closing Time or such shorter period which will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or all of the Registrable Notes become eligible for resale pursuant to Rule 144 under the 1933 Act without volume restrictions; and

                  (C) notwithstanding any other provisions hereof, use its best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

                  The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use all reasonable efforts to cause any such amendment to become effective and such Shelf Registration to become usable as soon as practicable thereafter and to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                  (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and 2(b). Each Holder shall pay all expenses of its counsel other than as set forth in the preceding sentence, underwriting discounts and commissions (prior to the reduction thereof with respect to selling concessions, if any) and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

                  (d) Effective Registration Statement. (i) The Company will be deemed not to have used its best efforts to cause a Registration Statement to become, or to remain, effective during the requisite period if the Company voluntarily takes any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Notes covered thereby not being able to exchange or offer and sell such Registrable Notes during that period unless (A) such action is required by applicable law or
(B) such action is taken by the Company in good faith and for valid business reasons (but not including avoidance of the Company's obligations hereunder), including a material corporate transaction, so long as the Company promptly complies with the requirements of Section 3(k) hereof, if applicable.

                  (ii) An Exchange Offer Registration Statement pursuant to
         Section 2(a) hereof or a Shelf Registration Statement pursuant to
         Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Notes pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Registration Statement may legally resume.

                  (e) Increase in Interest Rate. In the event that either (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th calendar day following the Closing Time, or (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 180th calendar day following the Closing Time, or (iii) the Exchange Offer is not consummated on or prior to the 210th calendar day following the Closing Time or a Shelf Registration Statement with respect to the Registrable Notes is not declared effective on or prior to the 210th calendar day following the Closing Time, or (iv) either (A) the Exchange Offer Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the Closing Time, the interest rate borne by the Notes shall be increased by 25 basis points per annum following such 60-day period in the case of clause (i) above, following such 180-day period in the case of clause (ii) above, following such 30-day period in the case of clause (iii) above, or immediately in the case of clause (iv) above, which rate will be increased by an additional 25 basis points per annum for each 30-day period that any such additional interest continues to accrue in the case of clauses (i),
(ii) and (iii) above or for each 90-day period that any such additional interest continues to accrue in the case of clause (iv) above, provided that the aggregate per annum increase in such interest rate will in no event exceed 150 basis points. Upon (x) the filing of the Exchange Offer Registration Statement after the 60-day period described in clause (i) above, (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 210-day period described in clause (iii) above, as the case may be, or (z) the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement following an event described in clause (iv) above, the interest rate borne by the Notes from the date of such filing, effectiveness or consummation, as the case may be, will be reduced to the original interest rate if the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest rate, a different event specified in clauses (i), (ii), (iii) or (iv) above occurs, the interest rate will again be increased and thereafter reduced pursuant to the foregoing conditions. If the Company issues a notice that the Shelf Registration Statement is unusable pending the announcement of a material corporate transaction or otherwise pursuant to Section 3(k) hereof, or such a notice is required under applicable securities laws to be issued by the Company, and the aggregate number of days in any consecutive twelve-month period for which all such notices are issued or required to be issued exceeds 30 days in the aggregate, then the interest rate borne by the Notes will be increased by 25 basis points per annum following the date that such Shelf Registration Statement ceases to be usable beyond the 30-day period permitted above, which rate shall be increased by an additional 25 basis points per annum for each 90-day period that such additional interest continues to accrue; provided that the aggregate increase in such annual interest rate may in no event exceed 150 basis points. Upon the Company declaring that the Shelf Registration Statement is usable after the interest rate has been increased pursuant to the preceding sentence, the interest rate borne by the Notes will be reduced to the original interest rate if the Company is otherwise in compliance with this paragraph; provided, however, that if after any such reduction in interest rate the Shelf Registration Statement again ceases to be usable beyond the period permitted above, the interest rate will again be increased and thereafter reduced pursuant to the foregoing provisions.

                  (f) Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its respective obligations under Sections 2(a) and 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 2(a) and 2(b) hereof.

                  3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement, within the time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company,
         (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to (i) the Exchange Offer Registration Statement as may be necessary under applicable law to keep such Exchange Offer Registration Statement effective for the period required to comply with Section 2(a) (except to the extent the Company is unable to consummate the Exchange Offer and the Company complies with Section 2(b), subject in all respects to Section 3(f) hereof), and (ii) the Shelf Registration Statement as may be necessary under applicable law to keep such Shelf Registration Statement effective for the period required pursuant to Section 2(b) hereof; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

                  (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Notes, at least ten days prior to filing, that a Shelf Registration Statement with respect to the Registrable Notes is being filed and advising such Holders that the distribution of Registrable Notes will be made in accordance with the method elected by the Majority Holders; and (ii) furnish to each Holder of Registrable Notes, to counsel for the Initial Purchasers, to counsel for the Holders and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits (including those incorporated by reference) in order to facilitate the public sale or other disposition of the Registrable Notes; and (iii) subject to the last paragraph of Section 3, hereby consent to the use of the Prospectus, including each preliminary Prospectus, or any amendment or supplement thereto by each of the selling Holders of Registrable Notes in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto;

                  (d) use its best efforts to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Notes covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Notes shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with the Holders in connection with any filings required to be made with the NASD, keep each such registration or qualification effective during the period such Registration Statement is required to be effective and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
         Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

                  (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes and counsel for such Holders promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects,
         (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading and (vii) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

                  (f) (A) in the case of the Exchange Offer, (i) include in the Exchange Offer Registration Statement a "Plan of Distribution" section covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged their Registrable Notes for Exchange Notes for the resale of such Exchange Notes, (ii) furnish to each broker-dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such broker-dealer may reasonably request, (iii) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), and who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes, (iv) subject to the last paragraph of Section 3, hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any broker-dealer in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto, and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

                  "If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Registrable Notes, it represents that the Registrable Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the 1933 Act"; and

(y) a statement to the effect that by a broker-dealer making the acknowledgment described in subclause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act; and

                  (B) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Company shall use its best efforts to cause to be delivered at the request of an entity representing the Participating Broker-Dealers (which entity shall be one of the Initial Purchasers, unless it elects not to act as such representative) only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last date for which exchanges are accepted pursuant to the Exchange Offer and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (C) below; and

                  (C) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Company shall use its best efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days following the closing of the Exchange Offer and make available the Prospectus to any Participating Broker-Dealer; and

                  (D) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 3(b), or take any other action as a result of this Section 3(f), for a period exceeding 180 days after the last date for which exchanges are accepted pursuant to the Exchange Offer (as such period may be extended by the Company) and Participating Broker-Dealers shall not be authorized by the Company to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 3.

                  (g) (A) in the case of an Exchange Offer, furnish counsel for the Initial Purchasers and (B) in the case of a Shelf Registration, furnish counsel for the Holders of

         Registrable Notes copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

                  (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide immediate notice to each Holder of the withdrawal of any such order;

                  (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends; and cause such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least one business day prior to the closing of any sale of Registrable Notes;

                  (k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts, each as contemplated by
         Section 3(e)(vi) hereof, use its best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such numbers of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

                  (l) obtain a CUSIP number for all Exchange Notes, or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the Depositary;

                  (m) (i) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes, or Registrable Notes, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                  (n) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all other customary and appropriate actions (including those reasonably requested by the Majority Holders) in order to expedite or facilitate the disposition of such Registrable Notes and in such connection whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                           (i) make such representations and warranties to the Holders of such Registrable Notes and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings as may be reasonably requested by them;

                           (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Registrable Notes being sold) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings;

                           (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, and use best efforts to have such letters addressed to the selling Holders of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                           (iv) enter into a securities sales agreement with the Holders and an agent of the Holders providing for, among other things, the appointment of such agent for the selling Holders for the purpose of soliciting purchases of Registrable Notes, which agreement shall be in form, substance and scope customary for similar offerings; and

                           (v) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings.

         The above shall be done at (i) the effectiveness of such Shelf Registration Statement (and, if appropriate, each post-effective amendment thereto) and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder. In the case of any underwritten offering, the Company shall provide written notice to the Holders of all Registrable Notes of such underwritten offering at least 30 days (or such shorter, reasonable time period as is practicable) prior to the filing of a prospectus supplement for such underwritten offering. Such notice shall (x) if satisfactory to the investment banker or manager of such underwritten offering, offer each such Holder the right to participate in such underwritten offering, (y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (z) include the instructions such Holder must follow in order to participate in such underwritten offering;

                  (o) in the case of a Shelf Registration, make available for inspection by representatives of the Holders of the Registrable Notes and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and any counsel or accountant retained by such Holders or underwriters, at reasonable times and in a reasonable manner, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter, special counsel or accountant in connection with such Shelf Registration Statement, provided, however, that such Persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of such Shelf Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Person or (iv) such information becomes available to such Person from a source other than the Company and its subsidiaries and such source is not bound by a confidentiality agreement; provided, further, that the foregoing investigation shall be coordinated on behalf of the Holders by one representative designated by and on behalf of such Holders and any such confidential information shall be available from such representative to such Holders so long as any Holder agrees to be bound by such confidentiality agreement;

                  (p) (i) a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial Purchasers, and make such changes in any such document prior to the filing thereof as any of the Initial Purchasers or their counsel may reasonably request; (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such

         Prospectus, provide copies of such document to the Holders of Registrable Notes, to the Initial Purchasers, to counsel on behalf of the Holders and to the underwriter or underwriters of an underwritten offering of Registrable Notes, if any, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Notes, the Initial Purchasers on behalf of such Holders, their counsel and any underwriter may reasonably request; and (iii) cause the representatives of the Company to be available for discussion of such document as shall be reasonably requested by the Holders of Registrable Notes, the Initial Purchasers on behalf of such Holders or any underwriter and shall not at any time make any filing of any such document of which such Holders, the Initial Purchasers on behalf of such Holders, their counsel or any underwriter shall not have previously been advised and furnished a copy or to which such Holders, the Initial Purchasers on behalf of such Holders, their counsel or any underwriter shall reasonably object, each of which actions in this clause (iii) by the Holders shall be coordinated by one representative for all the Holders at reasonable times and in a reasonable manner;

                  (q) in the case of a Shelf Registration, use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar debt securities issued by the Company are then listed if requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any;

                  (r) in the case of a Shelf Registration, unless the rating in effect for the Notes applies to the Exchange Notes and the Notes to be sold pursuant to a Shelf Registration, use its best efforts to cause the Registrable Notes to be rated with the appropriate rating agencies, if so requested by the Majority Holders or by the underwriter or underwriters of an underwritten offering of Registrable Notes, if any, unless the Registrable Notes are already so rated;

                  (s) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder; and

                  (t) cooperate and assist in any filings required to be made with the NASD.

                  In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Notes to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Notes and make such representations, in each case, as the Company may from time to time reasonably request in writing.

                  In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(ii)-(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by

Section 3(k) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Shelf Registration Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(vi) hereof, the Company shall be deemed to have used its best efforts to keep the Shelf Registration Statement effective during such period of suspension provided that the Company shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Shelf Registration Statement and shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

                  4. Underwritten Registrations. If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Majority Holders of such Registrable Notes included in such offering and shall be reasonably acceptable to the Company.

                  No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  5. Indemnification and Contribution. (a) The Company and each Subsidiary, jointly and severally, agree to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which such Holder or such controlling person may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of the Purchase Agreement,

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Registration Statement or Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Registrable Notes or Exchange Notes under the securities or blue sky laws thereof or filed with the SEC or any securities association or securities exchange (each an "Application"),

                  (iii) the omission or alleged omission to state in any Registration Statement or Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading or

                  (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used by the Company in connection with the marketing of the Registrable Notes or Exchange Notes, including without limitation, slides, videos, films and tape recordings, and will reimburse, as incurred, each Holder and each such controlling person for any legal or other expenses reasonably incurred by such Holder or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and each Subsidiary, jointly and severally, will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information relating to any Holder furnished to the Company by such Holder specifically for use therein. This indemnity agreement will be in addition to any liability which the Company and each Subsidiary, jointly and severally, may otherwise have. The Company will not, without the prior written consent of each Holder, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Holder or any person who controls any such Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of such Holders and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                  (b) Each Holder, severally and not jointly, agrees, by acquiring any Notes, to indemnify and hold harmless the Company, each of its directors, each of its executive officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any losses, claims, damages or liabilities to which the Company, any such director, officer or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto or any Application or (ii) the omission or alleged omission to state therein a material fact required to be stated in any Registration Statement or Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to any Holder furnished to the Company by such Holder specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by such Holder in the case of paragraph
(a) of this Section 5, representing the indemnified parties under such paragraph
(a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 5 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or
(ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and each Subsidiary on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Holder. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, each Subsidiary and each Holder agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph
(d). Notwithstanding any other provision of this paragraph (d), no Holder shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Holder under this Agreement, less the aggregate amount of any damages that such Holder has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls a Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Company.

                  (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including, without limitation, the provisions of this Section 5, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 5 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Offering Memorandum as required by the 1933 Act. The parties are advised that federal or state policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain provisions of this Section 5, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 5 and further agree not to attempt to assert any such defense.

                  6. Miscellaneous. (a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company covenants that it will file the reports required to be filed by it under Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. The Company further covenants that if it ceases to be so required to file such reports, it will upon the request of any Holder of Registrable Notes (i) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder of Registrable Notes may reasonably request, and (iii) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Notes without registration under the 1933 Act within the limitation of the exemptions provided by (x) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (y) Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or (z) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Notes, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  (b) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification, supplement or waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder (other than an Initial Purchaser), at the most current address set forth on the records of the Registrar under the Indenture, (ii) if to an Initial Purchaser, at the most current address given by such Initial Purchaser to the Company by means of a notice given in accordance with the provisions of this Section 6(d), which address initially is the address set forth in the Purchase Agreement; and (iii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 6(d).

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

                  (f) Third Party Beneficiary. Each of the Holders shall be third party beneficiaries to the agreements made hereunder between the Company on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

                  (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             EAGLE GEOPHYSICAL, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE GEOPHYSICAL ONSHORE, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE GEOPHYSICAL GOM, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE GEOPHYSICAL OFFSHORE, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE GEOPHYSICAL LEASING, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE GEOPHYSICAL DE MEXICO, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE FRONT END SERVICES, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE GEOPHYSICAL MANAGEMENT, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE FRONT END SERVICES, LTD.
                             By:  Eagle Geophysical Management, Inc.,
                                    its General Partner


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             AUSTRAL HORIZON, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             ATLANTIC HORIZON, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

                             EAGLE GEOPHYSICAL DE COLOMBIA, INC.


                             By:
                                -----------------------------------
                                   Name:
                                   Title:

Confirmed and accepted as of
 the date first above written:

PRUDENTIAL SECURITIES INCORPORATED



By:
   ----------------------------------
         Authorized Signatory



BANC ONE CAPITAL MARKETS, INC.



By:
   ----------------------------------
         Authorized Signatory

SCHEDULE I

                       Certain Subsidiaries of the Company


Subsidiary:                                        Formed In:
-----------                                        ----------
Eagle Geophysical Onshore, Inc.                    Delaware

Eagle Geophysical GOM, Inc.                        Texas

Eagle Geophysical Offshore, Inc                    Delaware

Eagle Geophysical Leasing, Inc.                    Delaware

Eagle Geophysical de Mexico, Inc                   Delaware

Eagle Front End Services, Inc                      Delaware

Eagle Geophysical Management, Inc.                 Delaware

Eagle Front End Services, Ltd.                     Texas

Austral Horizon, Inc.                              Delaware

Atlantic Horizon, Inc.                             Delaware

Eagle Geophysical de Colombia, Inc.                Delaware



                                     Sch-1

EXHIBIT B-1

                                     FORM OF

                 OPINION OF GARDERE WYNNE SEWELL & RIGGS, L.L.P.



                  1. Each of the Company and its U.S. Subsidiaries has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of incorporation, organization or formation, with full power (corporate or otherwise) and authority to own, lease and operate its properties and assets and conduct its business as described in the Offering Memorandum. The Company has full power (corporate or otherwise) and authority to issue, sell and deliver the Securities, to execute and deliver the Purchase Agreement, the Registration Rights Agreement and the Indenture, and to perform its obligations thereunder.

                  2. Each of the Company and its U.S. Subsidiaries is qualified to transact business as a foreign corporation or limited partnership and is in good standing in each other jurisdiction in which, to our knowledge, the ownership or leasing of its property or the conduct of its business would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the assets, earnings, results of operations, business affairs or business prospects of the Company and the U.S. Subsidiaries taken as a whole (a "Material Adverse Effect").

                  3. All of the outstanding capital stock or partnership interests of each of the U.S. Subsidiaries listed on Schedule I to the Purchase Agreement are owned of record as set forth on Schedule I. Such capital stock is owned free and clear of any perfected security interests or, to the best of our knowledge, any other security interests, liens, encumbrances, equities, claims, restrictions on transferability or voting, except as set forth in the Offering Memorandum. Such partnership interests are owned, to the best of our knowledge, free and clear of any security interests, liens, encumbrances, equities, claims, restrictions on transferability or voting, except as set forth in the Offering Memorandum.

                  4. All of the outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any statutory preemptive or similar rights, or, to our knowledge, in violation of any other preemptive or similar rights.

                  5. The execution and delivery of the Purchase Agreement have been duly authorized by all necessary corporate action of the Company and the Purchase Agreement has been duly executed and delivered by the Company.

                  6. The execution and delivery of the Indenture have been duly authorized by the Company and the Subsidiary Guarantors thereto. The Indenture has been duly executed and delivered by the Company and the Subsidiary Guarantors thereto and assuming due execution and delivery thereof by the Trustee, constitutes a legal, valid and binding obligation of each of the Company and the

Subsidiary Guarantors thereto, enforceable against the Company and the Subsidiary Guarantors thereto in accordance with its terms, except as such enforceability may be subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditor's rights generally and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  7. The issuance, execution and delivery of the Securities and the Exchange Securities have been duly authorized by the Company. When executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in the Purchase Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as such enforceability may be subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditor's rights generally and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). The Exchange Securities, when executed, authenticated, issued and delivered in exchange for the Securities, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with the terms thereof, except as such enforceability may be subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditor's rights generally and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). The Securities conform in all material respects to the description thereof in the Offering Memorandum.

                  8. The execution and delivery of the Registration Rights Agreement have been duly authorized by the Company and the Subsidiary Guarantors thereto. The Registration Rights Agreement has been duly executed and delivered by the Company and the Subsidiary Guarantors thereto and constitutes a legal, valid and binding obligation of each of the Company and the Subsidiary Guarantors thereto, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, except to the extent that Section 5 thereof may be held to be unenforceable due to the Securities and Exchange Commission's policies and except as such enforceability may be subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar law affecting creditor's rights generally and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  9. No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act and the 1934 Act, the Trust Indenture Act of 1939, and the rules and regulations thereunder with respect to the Registration Rights Agreement and the transactions contemplated thereunder and the securities or "blue sky" laws of the various states, provided that we express no opinion as to the requirements of such state securities or blue sky laws) is required for the valid authorization, issuance, sale and delivery of the Securities, for the execution, delivery or performance by the Company of the Purchase Agreement, the Registration Rights Agreement, or the Indenture or for the consummation by the Company of the transactions contemplated in the Purchase Agreement,




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

the Registration Rights Agreement and the Offering Memorandum, except such of the foregoing as have been obtained.

                  10. The execution and delivery by the Company of the Purchase Agreement, the Registration Rights Agreement and the Indenture, the issuance, sale and delivery of the Securities by the Company, the consummation by the Company of the transactions contemplated in the Purchase Agreement, the Registration Rights Agreement and the Offering Memorandum and the compliance by the Company with the terms of the Purchase Agreement, the Registration Rights Agreement and the Indenture do not and will not result in any violation of the charter or by-laws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any U.S. Subsidiary under, (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any U.S. Subsidiary is a party or by which they may be bound or to which any of their respective properties may be subject and of which we have knowledge or (B) any existing applicable law, rule or regulation (other than possible violations of state securities or blue sky laws, as to which we express no opinion), or, to our knowledge after having made inquiry of the Company, any judgment, order, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, and which in the case of (A) or (B), could reasonably be expected to have a Material Adverse Effect.

                  11. The Company is not an "investment company" or a company controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  12. Assuming (i) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 of the Purchase Agreement and
(ii) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 2 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under, or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with, the Purchase Agreement to register the Securities under the Securities Act or to qualify the Indenture in respect of the Securities under the Trust Indenture Act.

                  13. The statements made in the Offering Memorandum under the caption "Certain Federal Income Tax Consequences," to the extent that they constitute matters of law or legal conclusions, have been reviewed by us and fairly present the information disclosed therein in all material respects.

                  14. The statements set forth in the Offering Memorandum under the headings "Description of the Notes" and "Exchange Offer; Registration Rights" insofar as such statements purport to summarize certain provisions of the Securities, the Indenture and the Registration Rights Agreement, fairly and accurately summarize such provisions in all material respects.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Offering Memorandum and, except with




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


respect to the descriptions referred to in paragraphs 13 and 14 above, we are not passing upon and do not assume any responsibility therefor. In the course of the preparation by the Company of the Offering Memorandum, we have participated in discussions with your representatives and those of the Company and its independent accountants, in which the business and affairs of the Company and the contents of the Offering Memorandum were discussed. On the basis of information that we have gained in the course of our representation of the Company in connection with its preparation of the Offering Memorandum and our participation in the discussions referred to above, we have no reason to believe that the Offering Memorandum (as supplemented or amended) as of its date or the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. We express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial or accounting information set forth or referred to in the Offering Memorandum.





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